SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2018

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jay D. Miller Employment Agreement

(b)                                 On December 19, 2018, Nortech Systems Incorporated (the “Company”) entered into an Employment Agreement with Jay D. Miller (the “Miller Agreement”) as the Company’s Interim President effective January 1, 2019.  Mr. Miller has been on the Company’s Board of Directors since May 9, 2018.  The term of the Miller Agreement continues until March 31, 2019 and may be extended up to 90 days. Under the Miller Agreement, Mr. Miller is entitled to receive a salary equivalent to a monthly amount of $15,000, is eligible to participate in the Company’s benefit plans to the extent an in proportion to the time he serves as CEO.

Upon entering into the Miller Agreement, and pursuant thereto, the Company granted Mr. Miller a 7,500 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest immediately. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on January 1, 2029.

The Miller Agreement has customary non-solicitation and confidentiality provisions.

The foregoing summary of the Miller Agreement is qualified in all respects by the Miller Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Richard Wasielewski Amendment to Amended and Restated Employment Agreement

(b)                                 Effective December 19, 2018, Nortech Systems Incorporated (the “Company”) entered into an Amendment to the Amended and Restated Employment Agreement with Richard Wasielewski, the Company’s Chief Executive Officer (“Amendment”).  Under the terms of the Amendment, the term of Mr. Wasielewski’s employment is extended from December 31, 2018 to May 15, 2019.  Mr. Wasielewski’s role as CEO will continue until the earlier of May 15, 2019 or the date on which the Company hires a replacement CEO. Under the Amendment, Mr. Wasielewski will receive a salary equivalent to an annualized amount of $300,000 and is eligible to participate in the Company’s benefit plans through May 15, 2019.  Mr. Wasielewski is eligible to participate in the Company’s bonus plan to the extent an in proportion to the time he serves as CEO.

The foregoing summary of the Amendment is qualified in all respects by the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

10.1	Employment Agreement between Nortech Systems Inc. and Jay D. Miller (furnished)

10.2	Amendment to Amended and Restated Employment agreement between Nortech Systems, Inc. and Richard Wasielewski (furnished)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018

Nortech Systems Incorporated
(Registrant)

/s/ Constance M. Beck
Constance M. Beck
Chief Financial Officer